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                                  I.G. DESIGN, INC.
                                  AMENDMENT NO. 1 TO
                     AMENDED AND RESTATED SHAREHOLDERS' AGREEMENT


    This AMENDMENT NO. 1 TO AMENDED AND RESTATED SHAREHOLDERS' AGREEMENT (the
"Amendment") is entered into as of November   , 1997, by and among the
                                            --
Principal Shareholders (as such term is

defined in the Amended and Restated Shareholders' Agreement) and I.G. Design, Inc., a Delaware corporation having its principal office and place of business at 3840 Bank Street, Baltimore, Maryland 21224-2522 (the "Corporation").

    WHEREAS, on May 15, 1997, the Corporation and all of the shareholders of the Corporation entered into the Amended and Restated Shareholders' Agreement (the "Restated Agreement"); and

    WHEREAS, the parties hereto now wish to amend the Restated Agreement as set forth below.

    NOW, THEREFORE, in consideration of the foregoing and various other considerations, the receipt and sufficiency of which the parties hereby acknowledge, the parties hereto hereby agree that the Restated Agreement shall be amended as follows:

    1. Section 16 of the Restated Agreement is hereby deleted and amended in its entirety to read as follows:

    16.  TERM OF AGREEMENT

         (i) With respect to Section 4C., from the date of consummation of the Offering until the earlier to occur of (A) the fourth anniversary of the execution of this Restated Agreement or (B) the Principal Shareholders' ceasing to be the Beneficial Owners of more than 20% of the issued and outstanding Stock; provided that a Principal Shareholder shall be deemed to be the Beneficial Owner of Stock held by a family trust established by such Principal Shareholder.

         (ii) With respect to all other Sections of this Restated Agreement, from the date of consummation of the Offering until the earlier to occur of (A) the sixth anniversary of the execution of this Restated Agreement or (B) the Principal Shareholders' ceasing to be the Beneficial Owners of more than 20% of the issued and outstanding Stock; provided that a Principal Shareholder shall be deemed to be the Beneficial Owner of Stock held by a family trust established by such Principal Shareholder.

    This Amendment shall take effect immediately upon the effectiveness of the Restated Agreement.

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    IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be signed as of the date first written above.


                             I.G. DESIGN, INC.

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                             Gerald W. Lear, President

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                             Robert J. Arnot

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                             Ira J. Hechler

                             -------------------------
                             Jon Hechler

                             -------------------------
                             Gerald W. Lear

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